Nicor Gas Company
                                                          Form 10-K
                                                          Exhibit 24.01



                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                    ROBERT M. BEAVERS, JR.
                                    Robert M. Beavers, Jr.





                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                       BRUCE P. BICKNER
                                       Bruce P. Bickner





                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                     JOHN H. BIRDSALL, III
                                     John H. Birdsall, III





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                         W. H. CLARK
                                         W. H. Clark





                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                       DENNIS J. KELLER
                                       Dennis J. Keller





                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.


                                      CHARLES S. LOCKE
                                      Charles S. Locke





                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                      SIDNEY R. PETERSEN
                                      Sidney R. Petersen





                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                        DANIEL R. TOLL
                                        Daniel R. Toll





                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and
G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1997 Annual Report on
Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 27th day of January, 1998.



                                       PATRICIA A. WIER
                                       Patricia A. Wier